                                                                   Exhibit 10.49

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASES

THIS Settlement Agreement and Mutual Releases ("Settlement Agreement") is entered into by Ray W. Jenner, Stephen Seymour and Ronald A. Hirsch as well as Edgar Cruft, Geraldine Cruft, Leonard Lichter, Spitzer & Feldman, P.C., Terrence Lang, Evelyn Lang, James Askew, Frank Waldron, Nord Resources Corporation and Nord Pacific Limited.

                                    RECITALS

1. Ray W. Jenner ("Jenner') is a resident of the state of New Mexico and a shareholder of Nord Resources Corporation ("Nord").

2. Stephen Seymour ("Seymour') is a resident of the state of Maryland and a shareholder of Nord.

3. Ronald A. Hirsch ("Hirsch") is a resident of the state of New Mexico and a shareholder of Nord.

4. Jenner, Seymour and Hirsch shall be referred to collectively as "Shareholders."

5. Nord is a Delaware corporation with its principal place of business in Albuquerque, New Mexico, Nord Pacific Limited ("Nord Pacific") is an affiliate of Nord.

6. Edgar Cruft and his wife, Geraldine Cruft (hereinafter referred to collectively as "Cruft"), are residents of the state of California. Edgar Cruft is Chairman of the Board of Directors of Nord and a beneficiary of a certain "rabbi trust" established by Nord to fund retirement benefits. Edgar Cruft is also a Director of Nord Pacific.

7. Terrence Lang and his wife, Evelyn Lang (hereinafter referred to collectively as "Lang"), are residents of the state of Ohio. Terrence Lang is a Director of Nord and a beneficiary of a certain "rabbi trust" established by Nord to fund retirement benefits. Terrence Lang is also a Director of Nord Pacific.

8. Leonard Lichter ("Lichter") is a resident of the state of New York and a Director of Nord. Lichter is a member of Spitzer & Feldman, P.C. ("Spitzer & Feldman") which acted as legal counsel to Nord. Lichter is also a Director of Nord Pacific.

9. James Askew ("Askew') is a resident of Australia and was a Director of Nord, having resigned as of April 1, 2000.

10. Frank Waldron ("Waldron") is a resident of the state of South Carolina and was a Director of Nord, having resigned as of April 1, 2000.

11. Edgar Cruft, Terrance Lang, Lichter, Askew and Waldron shall be referred to collectively as the "Individual Directors."

12. A dispute has arisen among the Shareholders and Cruft, Lang, Lichter, Askew, Waldron and Nord relating to the management of Nord by the Individual Directors, which resulted in a derivative action filed in the First Judicial District Court, Santa Fe County, State of New Mexico, known as Ray W. Jenner, Stephen Seymour and Ronald Hirsch v. Edgar Cruft, Geraldine Cruft, Leonard Lichter, Terrence Lang, Evelyn Lang, James Askew, Frank Waldron, National City Bank, N.A., and Nord Resources Corporation, Case No. D-0101-CV-2000-1096, which was removed by Nord to the United States District Court for the District of New Mexico, Case No. CIV-00911DJS (the "LAWSUIT").

13. Although the Defendants to the LAWSUIT have yet to file responses, the parties now desire to fully and finally settle all claims associated with the LAWSUIT, all activities, occurrences or transactions related to the management of Nord and the legal services provided to Nord by Lichter and Spitzer & Feldman for the purpose of avoiding the costs and risks of litigation without any admission or concession of liability, fault or wrongdoing on the part of any party.

                                    AGREEMENT

In consideration of the mutual promises set forth in this Settlement Agreement and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree and promise as follows:

14. ADOPTION OP RECITALS

The parties hereby adopt the recitals set out above in paragraphs 1 through and including 13 as if fully set forth herein.

15. RESIGNATIONS AND APPOINTMENT OF NEW DIRECTOR(S)

As a material inducement to the Shareholders to enter into this Settlement Agreement and contemporaneous with the approval of this Settlement Agreement by the Court overseeing the LAWSUIT, Edgar Cruft, Terrence Lang and Lichter agree to resign as members of Nord's Board of Directors and Nord Pacific's Board of Directors, and the remaining Nord Director, Dr. Pierce Carson, shall appoint Ronald A. Hirsch and two others to Nord's Board of Directors. The failure by Nord to appoint the two others to Nord's Board of Directors shall in no way affect the appointment of Ronald A. Hirsch to Nord's Board of Directors. The resignations and the appointments shall be in a written form acceptable to Nord and the Shareholders and delivered to Patricia Salazar Ives in trust as counsel for Nord by Monday, August 7, 2000.

16. NORD EXPENSES AND SHAREHOLDER EXPENSES

Upon approval of this Settlement Agreement by the Court overseeing the LAWSUIT, Nord shall no longer pay fees and expenses related to Edgar Cruft's activities for or on behalf of Nord, including the costs associated with the Los Olivos, California office. Also, upon approval of this Settlement Agreement by the Court overseeing the LAWSUIT, Nord agrees to reimburse the Plaintiffs to the LAWSUIT for their reasonable attorneys' fees and costs, including but not limited to, the costs associated with the Schedule 13D filed with the Securities and Exchange Commission ("Schedule 13D") in an amount not to exceed $50,000.00. Nord further agrees to reimburse Nord and the Individual Directors for their reasonable attorneys' fees and costs in an amount not to exceed $50,000.00 upon approval of the Court overseeing the LAWSUIT, which shall be distributed first to Simons, Cuddy and Friedman, LLP; next to Stutzman & Bromberg, P.C.; and then only the remaining balance to Spitzer & Feldman, P.C. not to exceed the amount of its Statements pertaining to the LAWSUIT.

17. STOCK OPTIONS

As a further material inducement to enter into this Settlement Agreement and upon approval of this Settlement Agreement by the Court overseeing the LAWSUIT Cruft, Lang, Lichter, Askew and Waldron relinquish and cancel all their stock options in Nord and in Nord Pacific without payment or any other form of compensation and will undertake such other action in furtherance thereof as directed by or in a manner acceptable to Nord and to Nord Pacific.

18. RABBI TRUSTS

In connection with the Nord Resources Corporation Trust Agreement for Key Executives as Restated July 7, 1995 ("Trust Agreement") and as Amended on December 1, 1995 ("Amended Trust Agreement") and any other retirement plans and the "Rabbi Trusts" established thereunder for the benefit of Cruft, Lang, Richard Steinberger and his wife, the parties hereto agree that this Settlement Agreement shall in no way change the obligations of Nord under the Trust Agreement or the Amended Trust Agreement or any other retirement plans and the "Rabbi Trusts," nor shall it cause the acceleration of any funding requirements as a result of the change in management described in paragraph 16 above, as well as any other Nord obligations pertaining to the retirement benefits for Cruft, Lang Richard Steinberger and his wife, each of whom expressly waive any such obligations or requirements as evidenced by their execution of a waiver in the form attached hereto as Exhibit "A."

19. ORDER AND EFFECTIVE DATES OF PERFORMANCE

Upon full execution of this Settlement Agreement the parties to the LAWSUIT will jointly present this Settlement Agreement to the Court for approval and dismissal of the LAWSUIT with prejudice. The form of Order(s) to effectuate approval of the Settlement Agreement and dismissal of the LAWSUIT with prejudice shall be approved by the parties to the LAWSUIT prior to presentment. Contemporaneously with such approval and dismissal with prejudice by the Court, the resignations of Edgar Cruft, Lichter and Terrence Lang from Nord's Board of Directors and from Nord Pacific's Board of Directors shall become effective, the appointment of Hirsch to Nord's Board of Directors shall become effective and the stock options referred to in paragraph 17 above shall be relinquished, cancelled or otherwise disposed of consistent with Nord's directions. This Settlement Agreement shall only become effective upon the occurrence of each and every event described above in this paragraph.

20. MUTUAL RELEASES OF CLAIMS

Upon the delivery of this Settlement Agreement with all required signatures, the approval of the Court overseeing the LAWSUIT the appointment and resignations described in paragraph 15 above, the relinquishment and/or cancellation of the stock options described in paragraph 17 above, and the dismissal of the Complaint with prejudice, the parties contemporaneously mutually release all claims as set forth below in consideration of the settlement memorialized herein:

     a. Jenner, Seymour and Hirsch and Nord Pacific (hereinafter referred to collectively as "First Releasors" in this Release) waive, release, relinquish and discharge Nord, the Individual Directors, Geraldine Cruft, Evelyn Lang and Spitzer & Feldman, as well as their representatives, agents, attorneys, employees, servants, directors, officers, subsidiaries, parents, successors and assigns (hereinafter referred to collectively as "First Releasees" in this Release) from all claims, counterclaims, cross-claims, and causes of actions which First Releasors and each of them have asserted, or which First Releasors and each of them could have asserted against First Releasees in the LAWSUIT or in any other action which First Releasors and each of them could have brought against First Releasees based on First Releasees' conduct or activities prior to the effective date of this Settlement Agreement. In addition, First Releasors and each of them are hereby settling and fully extinguishing all claims existing or potential, known or unknown, which have been made, which could be made, or which might be made against First Releasees and/or each of them, and First Releasors and each of them do hereby forever release, acquit and discharge First Releasees of and from any and all manner of claims, actions, demands, rights, damages, costs, losses, expenses, compensation and liability whatsoever, which First Releasors and each of them may now have or which may hereafter accrue to them and/or each of them against First Releasees, including, but not limited to, the LAWSUIT and/or any activity and/or transaction and/or occurrence with or involving the First Releasors and each of them and/or the management of Nord and/or the legal services provided to Nord by Lichter and Spitzer & Feldman through the effective date of this Settlement Agreement.

     This Release, however, specifically excepts and does not release Nord from any direct claims that Jenner could individually assert on his behalf against Nord arising out of or pertaining to his employment with and/or his termination by Nord, nor does it release Nord from its obligations to reimburse Jenner, Seymour and Hirsch as set forth in paragraph 16 above. In addition, this Release specifically excepts and does not release any objections and/or defenses and/or claims Nord Pacific may or could assert arising out of or related to Lichter's and Spitzer & Feldman's unpaid or unbilled charges for legal services rendered on behalf of Nord Pacific unrelated to the LAWSUIT and/or the Schedule 13D.

     b. Nord, the Individual Directors, Geraldine Cruft, Evelyn Lang and Spitzer & Feldman (hereinafter referred to collectively as "Second Releasors" in this Release) waive, release, relinquish, and discharge Jenner, Seymour, Hirsch and Nord Pacific as well as their representatives, agents, attorneys, employees, servants, successors and assigns (hereinafter referred to collectively as "Second Releasees" in this Release) from all claims, counterclaims, cross-claims, and causes of actions which Second Releasors and each of them have asserted, or which Second Releasors and each of them could have asserted against Second Releasees in the LAWSUIT, or in any other action which Second Releasors and each of them could have brought against Second Releasees based on Second Releasees' conduct or activities prior to the effective date of this Settlement Agreement. In addition, Second Releasors and each of them are hereby settling and fully extinguishing all claims existing or potential, known or unknown, which have been made, which could be made, or which might be made against Second Releasees and/or each of them, and Second Releasors and each of them do hereby forever release, acquit and discharge Second Releasees of and from any and all manner of claims, actions, demands, rights, damages, costs, losses, expenses, compensation and liability whatsoever, which Second Releasors and each of them may now have or which may hereafter accrue to each of them against Second Releasees, including, but not limited to, the LAWSUIT and/or the Schedule 13D and/or any activity and/or transaction and/or occurrence with or involving the Second Releasors and each of them. This release, however, specifically excepts and does not release Jenner from any claims or defenses that Nord could assert against Jenner arising out of or pertaining to his employment with and/or termination by Nord.

     c. Nord waives, releases, relinquishes, and discharges the Individual Directors, (Geraldine Cruft, Evelyn Lang and Spitzer & Feldman as well as their representatives, agents, attorneys, employees, servants, directors, officers, subsidiaries, parents, successors and assigns (hereinafter referred to collectively as "Third Releasees" in this Release) from all claims, counterclaims, cross-claims, and causes of actions which Nord asserted or could have asserted against Third Releasees in the LAWSUIT, or in any other action which Nord could have brought against Third Releasees based on Third Releasees' conduct or activities prior to the effective date of this Settlement Agreement. In addition, Nord is hereby settling and fully extinguishing all claims existing or potential, known or unknown, which have been made, which could be made, or which might be made against Third Releasees and/or each of them, and Nord does hereby forever release, acquit and discharge Third Releasees of and from any and all manner of claims, actions, demands, rights, damages, costs, losses, expenses, compensation and liability whatsoever, which Nord may now have or which may hereafter accrue to Nord against Third Releasees, including, but not limited to, the LAWSUIT and/or any activity and/or transaction and/or occurrence with or involving Nord and/or the management of Nord and/or the legal services provided to Nord by Lichter and Spitzer & Feldman through the effective date of this Settlement Agreement.

This Release, however, specifically excepts and does not release any objections and/or defenses and/or claims that Nord may or could assert arising out of or related to Lichter's and Spitzer & Feldman's unpaid or unbilled charges for legal services rendered on behalf of Nord unrelated to the LAWSUIT and/or the
Schedule 13D.

     d. The Individual Directors, Geraldine Cruft, Evelyn Lang and Spitzer & Feldman (hereinafter referred to collectively as "Fourth Releasors" in this Release) waive, release, relinquish and discharge Nord as well as its representatives, agents, attorneys, employees, servants, directors, officers, subsidiaries, parents, successors and assigns (hereinafter referred to collectively as "Fourth Releasees" in this Release) from all claims, counterclaims, cross-claims, and causes of actions which Fourth Releasors and each of them could have asserted against Fourth Releasees in the LAWSUIT, or in any other action which Fourth Releasors and each of them could have brought against Nord based on Nord's conduct or activities prior to the effective date of this Settlement Agreement. In addition, Fourth Releasors and each of them are hereby settling and fully extinguishing all claims existing or potential, known or unknown, which have been made, which could be made, or which might be made against Nord, and Fourth Releasors and each of them do hereby forever release, acquit and discharge Nord of and from any and all manner of claims, actions, demands, rights, damages, costs, losses, expenses, compensation and liability whatsoever, which Fourth Releasors and each of them may now have or which may hereafter accrue to each of them against Nord, including but not limited to, the LAWSUIT and/or any activity and/or transaction and/or occurrence with or involving Nord and the Fourth Releasors and each of them.

This Release, however, specifically excepts and does not release Nord from its obligations to Cruft and Lang under the Trust Agreement, the Amended Trust Agreement and any other retirement plans and the Rabbi Trusts established thereunder, except as provided in Exhibit "A" hereto, or the obligation to pay reasonable attorneys' fees and expenses in connection with this LAWSUIT as set forth in paragraph 16 above or to pay Spitzer & Feldman's unpaid or unbilled reasonable charges to Nord and Nord Pacific for other legal services rendered on behalf of Nord and Nord Pacific.

     e. In connection with the Mutual Releases set forth in Paragraphs a, b, c and d above, the parties acknowledge that claims or acts in addition to or different from those which are now known or believed to exist may hereafter be discovered with respect to the LAWSUIT and/or the Schedule 13D and/or any activity and/or transaction and/or occurrence with or involving the parties hereto and/or each or any combination of them, including the management of Nord and legal services provided to Nord by Lichter and Spitzer & Feldman. However, it is the intention of the parties to fully and forever settle and release all claims against one another, including, but not limited to, those pertaining and/or related to the LAWSUIT and/or the Schedule 13D and/or claims arising out of or relating to any activity and/or transaction and/or occurrence with or involving the parties, and/or each or any combination of them, including the management of Nord and the legal services provided to Nord by Lichter and Spitzer & Feldman.

     f. Nothing contained in Paragraphs a, b, c and d above shall be construed or interpreted as releasing, affecting, or in any way limiting future claims, which arise after the date of this settlement Agreement and/or which concern the parties' rights and obligations under this Settlement Agreement.

21. REPRESENTATIONS AD WARRANTIES OF THE SHAREHOLDERS

In return for the promises in this Settlement Agreement as well as the other consideration identified herein, including, but not limited to the appointment and resignations described in paragraph 15 above, Jenner, Seymour and Hirsch represent and warrant the following to Nord, Nord Pacific, Cruft, Lang, Lichter, Askew, Waldron and Spitzer & Feldman:

     a. that each is correctly described in this Settlement Agreement;

     b. that before executing this Settlement Agreement, each has become fully informed of the terms, contents, conditions and effect of this Settlement Agreement;

     c. that each is fully and duly authorized and legally competent to execute this Settlement Agreement;

     d. that no promise or representation of any kind has been made to each of them, or anyone acting on their behalf except as is expressly stated in this Settlement Agreement;

     e. that each understands that this Settlement Agreement constitutes the entire Settlement Agreement among the parties, contains a full, final and complete release of the parties, and that the promises and obligations set forth in this Settlement Agreement are the only benefits each shall ever receive in connection with the matters set forth herein, including, but not limited to, the LAWSUIT and/or any activity and/or transaction and/or occurrence with or involving the parties hereto and/or the management of Nord by the Individual Directors and the legal services provided by Lichter and Spitzer & Feldman to Nord; and

     f. that before executing this Settlement Agreement, each has been advised by independent counsel with respect to the transactions governed by this Settlement Agreement as well as the terms of this Settlement Agreement.

22. REPRESENTATIONS AND WARRANTIES OF NORD, NORD PACIFIC, CRUFT, LANG, LICHTER, ASKEW, WALDRON AND SPITZER & FELDMAN

In return for the promises in this Settlement Agreement as well as the other consideration identified herein, including but not limited to, the dismissal of the LAWSUIT with prejudice, Nord, Nord Pacific, Cruft, Lang, Lichter, Askew, Waldron and Spitzer & Feldman represent and warrant the following to Jenner, Seymour and Hirsch:

     a. that they are correctly described in this Settlement Agreement;

     b. that before executing this Settlement Agreement, they have become fUlly informed of the terms, contents, conditions and effect of this Settlement Agreement;

     c. that they are fully and duly authorized and legally competent to enter into and execute this Settlement Agreement;

     d. that no promise or representation of any kind has been made to either of them, or anyone acting on their behalf except as is expressly stated in this Settlement Agreement;

     e. that each understands that this Settlement Agreement constitutes the entire agreement among the parties, contains a full, final and complete release of each party, and that the promises and obligations set forth in this Settlement Agreement are the only benefits each shall ever receive in connection with the matters set forth herein, including, but not limited to, the LAWSUIT and/or any activity and/or transaction and/or occurrence with or involving the parties hereto; and

     F. that before executing this Settlement Agreement, each has been advised by independent counsel with respect to the transactions governed by this Settlement Agreement as well as the terms of this Settlement Agreement.

23. TERMINATION AND CANCELLATION

     All covenants, agreements, representations and warranties made herein by the parties, notwithstanding any investigation or lack thereof by the parties, shall be deemed to be material to the parties and to have been relied on by the parties and are intended to survive the termination or cancellation of this Settlement Agreement.

24. GOOD FAITH PERFORMANCE

     The parties shall act in good faith in performing and satisfying the terms and conditions of this Settlement Agreement.

25. GOVERNING LAW AND CONSTRUCTION

     This Settlement Agreement is deemed to be a contract governed by and enforceable under the laws of the State of New Mexico, and shall be construed and interpreted in accordance with the rules of interpretation and construction generally applicable to contracts in the State of New Mexico.

26. NOTICES

Notices or other communications which any party desires or requires to give another party shall be given in writing shall be deemed to have been given if hand delivered, if mailed by United States certified mail, prepaid, or delivered by Federal Express or a comparable courier to the parties at the addresses noted below, or at such other address a party may designate in writing:

Ronald M. Greenspan                          Cassels Brock & Blackwell L.L.P.
c/o Law Offices of Ronald M Greenspan, LLC   As Agents for Nord Pacific Limited
As Agents for Jenner, Seymour and Hirsch     Scotia Plaza, Suite 2100
142 Lincoln Avenue, Suite 400                40 King Street West
Santa Fe, New Mexico 87501                   Toronto, Canada M5H 3C2
                                             Attention: Cathy I. Mercer

Jay Vogelson
c/o Stutzman & Bromberg, P.C.
As Agents for Cruft, Lichter, Lang, Askew,
Waldron and Spitzer & Feldman, P.C.
2323 Bryan Street, Suite 2200
Dallas, Texas 75201-2689

Patricia Salazar Ives
c/o Simons, Cuddy & Friedman, LLP
As Agents for Nord Resources Corporation
1701 Old Pecos Trail
Santa Fe, New Mexico 87505

27. BINDING EFFECT

     This Settlement Agreement shall be binding on and inure to the benefit of the parties as well as their representatives, attorneys, successors, assignees, agents, officers, directors and employees.

28. MODIFICATION AND HEADINGS

     This Settlement Agreement shall not be amended, modified, or terminated, nor shall any obligations hereunder be waived (expressly, by implication in fact, or by estoppel), except by written instrument signed by each of the parties to this Settlement Agreement. The headings used in this Settlement Agreement are for reference purposes only and shall not be deemed to limit, amplify or modify the text hereof.

29. DEFAULT AND ENFORCEMENT OF AGREEMENTS

     In the event any party fails to perform and satisfy any of its obligations arising out of or related to this Settlement Agreement or in any way breaches the representations and warranties made herein, the non-defaulting party or parties shall be entitled to enforce such obligations or bring an action on the representations and warranties made herein in any court of competent jurisdiction in the State of New Mexico. The parties further agree that the prevailing party shall be entitled to recover costs and reasonable attorneys' fees in connection with such action or efforts to enforce such obligations.

30. INTEGRATION OF AGREEMENTS

     This Settlement Agreement supercedes and incorporates all representations, promises, statements and agreements, whether oral or written, made in connection with the subject matter of this Settlement Agreement and the negotiation thereof; and no such representations, promises, statements and agreements not written herein have been made or shall be binding and/or enforceable against any party.

31. EXECUTION OF DOCUMENTS

     In addition to the documents identified in paragraph 18 above, each party shall promptly execute and deliver to each other party such additional instruments, assignments, conveyances, and other documents and do such other and further acts as may be reasonably necessary or proper to effectuate the purpose and intent of this Settlement Agreement.

32. COUNTERPARTS

     This Settlement Agreement and the other attachments hereto may be executed in one or more counterparts, each of which shall be deemed as original but all of which together shall constitute one and the same instrument. The delivery of a facsimile signature contained in one or more counterparts shall be deemed an original signature with the understanding that the original signature pages will be exchanged immediately upon receipt.

33. SEVERABILITY

Whenever possible, each provision of this Settlement Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Settlement Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Settlement Agreement.

34. PRESS RELEASE

The parties agree that only Nord shall issue a Press Release regarding this settlement, the contents of which shall require approval by Seymour, Jenner and Hirsch as well as Lichter.

35. D&O COVERAGE

Nord and Nord Pacific will purchase D & 0 liability insurance from an insurance carrier for the Individual Directors for each of the next six (6) years from the effective date of this Settlement Agreement.

EXECUTED in multiple originals, each of equal dignity, on the dates noted below.

NORD RESOURCES CORPORATION              NORD PACIFIC LIMITED


By: /s/ W. Pierce Carson                By: /s/ W. Pierce Carson
    ---------------------------------       ------------------------------------
Name/title: President & CEO             Name/title: President & CEO
Date: September 6, 2000                 Date: September 6, 2000


SPITZER & FELDMAN, P.C.


By: /s/ Spitzer & Feldman, P.C.         /s/ James Askew
    ---------------------------------   ----------------------------------------
Name/title:                             James Askew
            -------------------------   Date: August 9, 2000
Date: August 22, 2000


/s/ Edgar Cruft                         /s/ Frank Waldron
-------------------------------------   ----------------------------------------
Edgar Cruft                             Frank Waldron
Date: August 9, 2000                    Date:
                                              ----------------------------------


/s/ Geraldine Cruft                     /s/ Leonard Lichter
-------------------------------------   ----------------------------------------
Geraldine Cruft                         Leonard Lichter
Date: August 9, 2000                    Date: August 22, 2000


/s/ Terrence A. Lang                    /s/ Stephen D. Seymour
-------------------------------------   ----------------------------------------
Terrence Lang                           Stephen Seymour
Date: August 9, 2000                    Date: July 11, 2000


/s/ Evelyn Lang                         /s/ Ray W. Jenner
-------------------------------------   ----------------------------------------
Evelyn Lang                             Ray W. Jenner
Date: August 9, 2000                    Date:
                                              ----------------------------------


                                        /s/ Ronald A. Hirsch
                                        ----------------------------------------
                                        Ronald A. Hirsch
                                        Date: July 18, 2000

STATE OF NEW MEXICO

COUNTY OF BERNALILLO

BEFORE ME, the undersigned Notary Public, personally appeared W. Pierce Carson, who, being by me duly sworn and known to be the person whose name is subscribed to the foregoing Settlement Agreement and Mutual Releases, stated that he is the President & CEO of Nord Resources Corporation, authorized to make this verification on behalf of Nord Resources Corporation, and that the same has been executed for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO before me on this 6th day of September, 2000 by W. Pierce Carson, as President & CEO of Nord Resources Corporation.


                                        /s/ Patricia D. Bolano
                                        ----------------------------------------
                                        Notary Public

                                        Patricia D.Bolano
                                        Notary Public, State of New Mexico

                                        Commission Expires September 15, 2002

STATE OF NEW MEXICO

COUNTY OF BERNALILLO

BEFORE ME, the undersigned Notary Public, personally appeared W. Pierce Carson who, being by me duly sworn and known to be the person whose name is subscribed to the foregoing Settlement Agreement and Mutual Releases, stated that he is the President & CEO of Nord Pacific Limited, authorized to make this verification on behalf of Nord Pacific Limited, and that the same has been executed for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO before me on this 6th day of September, 2000 by W. Pierce Carson, as President & CEO of Nord Pacific Limited.


                                        /s/ Patricia D. Bolano
                                        ----------------------------------------
                                        Notary Public

                                        Patricia D. Bolano
                                        Notary Public, State of New Mexico

                                        Commission Expires September 15, 2002

STATE OF NEW YORK

COUNTY OF NEW YORK

BEFORE ME, the undersigned Notary Public, personally appeared Ronald J. Offenkrantz who, being by me duly sworn and known to be the person whose name is subscribed to the foregoing Settlement Agreement and Mutual Releases, stated that he is a member of Spitzer & Feldman, P.C., authorized to make this verification on behalf of Spitzer & Feldman, P.C., and that the same has been executed for the purposes and consideration therein expressed.

SUBSCRIBED AND SWORN TO before me on this 22nd day of August, 2000 by Ronald J. Offenkrantz, as a member of Spitzer & Feldman, P.C.


                                        /s/ Michael H. Smith
                                        ----------------------------------------
                                        Notary Public

                                        Michael H. Smith
                                        Notary Public, State of New York

                                        No. 02SM6034417
                                        Qualified in Westchester County
                                        Commission Expires December 13, 2001

STATE NEW YORK

COUNTY OF NEW YORK

BEFORE ME, a Notary Public, on this day personally appeared Leonard Lichter, known to me to be the person whose name is subscribed to in the foregoing Settlement Agreement and Mutual Releases, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

SUBSCRIBED and SWORN before me this 2nd day of August, 2000 by Leonard Lichter.


                                        /s/ Michael H. Smith
                                        ----------------------------------------
                                        Notary Public

                                        Michael H. Smith
                                        Notary Public, State of New York

                                        No. 02SM6034417
                                        Qualified in Westchester County
                                        Commission Expires December 13, 2001

STATE OF COLORADO

COUNTY OF DENVER

BEFORE ME, a Notary Public, on this day personally appeared James Askew, known to me to be the person whose name is subscribed to in the foregoing Settlement Agreement and Mutual Releases, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

SUBSCRIBED and SWORN before me this 9th day of August, 2000 by James Askew.


                                        /s/ Sheree Dougherty
                                        ----------------------------------------
                                        Notary Public

                                        Sheree Dougherty
                                        Notary Public, State of Colorado

                                        Commission Expires January 6, 2002

STATE OF CALIFORNIA

COUNTY OF SANTA BARBARA

BEFORE ME, a Notary Pub1ic, on this day personally appeared Edgar Cruft, known to me to be the person whose name is subscribed to in the foregoing Settlement Agreement and Mutual Re1eases and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

SUBSCRIBED and SWORN before me this 10th day of August, 2000 by Edgar Cruft.


                                        /s/ Scott V. Lombardo
                                        ----------------------------------------
                                        Notary Public

                                        Scott V. Lombardo
                                        Notary Public, State of California

                                        Commission #1222602
                                        Santa Barbara County
                                        Commission Expires May 30, 2003

STATE OF CALIFORNIA

COUNTY OF SANTA BARBARA

BEFORE ME, a Notary Public, on this day personally appeared Geraldine Cruft, known to me to be the person whose name is subscribed to in the foregoing Settlement Agreement and Mutual Releases, and acknow1edged to me that she executed the same for the purposes and consideration therein expressed.

SUBSCRIBED and SWORN before me this 10th day of August, 2000 by Geraldine Askew.


                                        /s/ Scott V. Lombardo
                                        ----------------------------------------
                                        Notary Public

                                        Scott V. Lombardo
                                        Notary Public, State of California

                                        Commission #1222602
                                        Santa Barbara County
                                        Commission Expires May 30, 2003

STATE OF OHIO

COUNTY OF MONTGOMERY

BEFORE ME, a Notary Public, on this day personally appeared Terence Lang, known to me to be the person whose name is subscribed to in the foregoing Settlement Agreement and Mutual Releases, and acknow1edged to me that he executed the same for the purposes and consideration therein expressed.

SUBSCRIBED and SWORN before me this 9th day of August, 2000 by Terrence Lang.


                                        /s/ Lori I. Redman
                                        ----------------------------------------
                                        Notary Public

                                        Lori I. Redman
                                        Notary Public, State of Ohio

                                        Commission Expires November 27, 2004

STATE OF OHIO

COUNTY OF MONTGOMERY

BEFORE ME, a Notary Public, on this day personally appeared Evelyn Lang, known to me to be the person whose name is subscribed to in the foregoing Settlement Agreement and Mutual Releases, and acknow1edged to me that she executed the same for the purposes and consideration therein expressed.

SUBSCRIBED and SWORN before me this 9th day of August, 2000 by Evelyn Lang.


                                        /s/ Lori I. Redman
                                        ----------------------------------------
                                        Notary Public

                                        Lori I. Redman
                                        Notary Public, State of Ohio

                                        Commission Expires November 27, 2004

STATE OF ILLINOIS

COUNTY OF COOK

BEFORE ME, a Notary Public, on this day personally appeared Frank Waldron, known to me to be the person whose name is subscribed to in the foregoing Settlement Agreement and Mutual Releases, and acknow1edged to me that he executed the same for the purposes and consideration therein expressed.

SUBSCRIBED and SWORN before me this 15th day of August, 2000 by Frank Waldron.


                                        /s/ Bylle L. Skoczek
                                        ----------------------------------------
                                        Notary Public

                                        Bylle L. Skoczek
                                        Notary Public, State of Illinois

                                        Commission Expires July 19, 2003

STATE OF MARYLAND

COUNTY OF BALTIMORE

BEFORE ME, a Notary Public, on this day personally appeared Stephen Seymour, known to me to be the person whose name is subscribed to in the foregoing Settlement Agreement and Mutual Releases, and acknow1edged to me that he executed the same for the purposes and consideration therein expressed.

SUBSCRIBED and SWORN before me this 11th day of July, 2000 by Stephen Seymour.


                                        /s/ [illegible]
                                        ----------------------------------------
                                        Notary Public

                                        [illegible]
                                        Notary Public, State of Maryland

                                        Commission Expires [illegible]

STATE OF NEW MEXICO

COUNTY OF BERNALILLO

BEFORE ME, a Notary Public, on this day personally appeared Ray W. Jenner, known to me to be the person whose name is subscribed to in the foregoing Settlement Agreement and Mutual Releases, and acknow1edged to me that he executed the same for the purposes and consideration therein expressed.

SUBSCRIBED and SWORN before me this 11th day of July, 2000 by Ray W. Jenner.


                                        /s/ Patricia D. Bolano
                                        ----------------------------------------
                                        Notary Public

                                        Patricia D. Bolano
                                        Notary Public, State of New Mexico

                                        Commission Expires September 15, 2002

STATE OF NEW MEXICO

COUNTY SANTA FE

BEFORE ME, a Notary Public, on this day personally appeared Ronald A. Hirsch, known to me to be the person whose name is subscribed to in the foregoing Settlement Agreement and Mutual Releases, and acknow1edged to me that he executed the same for the purposes and consideration therein expressed.

SUBSCRIBED and SWORN before me this 18h day of July, 2000 by Ronald A. Hirsh.


                                        /s/ Lori I. Redman
                                        ----------------------------------------
                                        Notary Public

                                        Lori I. Redman
                                        Notary Public, State of Ohio

                                        Commission Expires September 5, 2003